UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.

                             FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 15, 1998

                      NORWICH FINANCIAL CORP.
      (Exact name of registrant as specified in its charter)


                             Delaware
          (State or other jurisdiction of incorporation)


     34-0-17138                                       06-1226755
(Commission File Number)                   (IRS Employer Identification No.)

              4 Broadway, Norwich, Connecticut 06360
             (Address of principal executive offices)


                          (860) 889-2621
       (Registrant's telephone number, including area code)

Item 5.   Other Events

     On January 23, 1998, Norwich Financial Corp. ("NFC") issued a press release announcing financial results for the quarter and year ended December 31, 1997. See Exhibit 99(1) hereto.

     This Current Report on Form 8-K reproduces the Current Report on Form 8-K of People's Bank, dated January 15, 1998, with exhibits, as filed with the Federal Deposit Insurance Corporation. See Exhibit 99(2). People's Bank has agreed to acquire NFC in a merger transaction.



Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits

     (c)  The following Exhibits are filed herewith:

EXHIBIT NO.              DESCRIPTION

    99 (1)Press Release, dated January 23, 1998, of Norwich Financial
          Corp.

    99 (2)Current Report on Form 8-K of People's Bank, dated January 15,
          1998.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              NORWICH FINANCIAL CORP.



Dated: February 2, 1998       By  /s/ Daniel R. Dennis, Jr.
                                    Daniel R. Dennis, Jr.

                         INDEX TO EXHIBITS


EXHIBIT NO.              DESCRIPTION

    99 (1)Press Release of Norwich Financial Corp.

    99 (2)Current Report on Form 8-K of People's Bank, dated January 15,
          1998.